Semiannual Report

Mid-Cap
Value Fund

June 30, 1998

T. Rowe Price

Report Highlights

Mid-Cap Value Fund

o Mid-cap stocks performed well but lagged the broad market; the best returns were recorded by growth stocks.

o The Mid-Cap Value Fund's solid return for the six-month period trailed its benchmarks because of its value orientation.

o Although our REIT and utility holdings held back performance in this half year, we like their low valuations and defensive characteristics.

o We are hopeful that good fundamentals and attractive valuations will draw investors away from blue chip stocks and toward our investment universe.

Fellow Shareholders

For the first six months of 1998, the performance of mid-size stocks slowed from 1997's torrid pace but remained strong on an absolute basis. Returns varied widely among various mid-cap sectors, and growth companies significantly outperformed stocks with value characteristics. Once again, the mid-cap universe could not keep up with the remarkably popular large-cap stocks.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/98                            6 Months           12 Months
--------------------------------------------------------------------------------

Mid-Cap Value Fund                                  6.08%              21.21%

S&P MidCap Index                                    8.64               27.15

Lipper Mid Cap Funds Average                       10.66               22.22

During this period, your fund posted steady gains but failed to keep pace with its major comparative benchmarks. Good stock selection and a focus on reasonable valuations contributed to its 6.08% six-month advance, but slight exposure to the top-performing sectors within the index, health care and technology, put the fund behind the S&P MidCap Index's 8.64% total return. After outperforming the Lipper Mid Cap Funds Average sharply in the last six months of 1997 (14.26% for the fund versus 10.55% for the average), your fund trailed this growth-focused benchmark in 1998's first half.


INVESTMENT REVIEW

For the first half of 1998, the strongest sectors within the S&P 400 MidCap Index were technology (gaining 24%), consumer cyclicals (17%), and health care (18%). Technology alone accounted for more than a third of the index's total return so far this year. Your fund was underweighted in these segments because technology and health care are the traditional bastions of emerging growth investing and we have not identified many attractive values within these segments. While we had an adequate representation within consumer cyclicals, our emphasis on REITs (real estate investment trusts) proved to be misplaced so far this year. With attractive valuations, positive fundamentals, and strong defensive characteristics because of high dividend yields, we still believe REITs will have their day in the sun in this expensive stock market.

We hold the same view on utilities, which, at 13% of assets, were a major area of investment for your portfolio. Electric utilities have significantly underperformed the market for several years as investors feared coming deregulation. By many measures-price/earnings, price/book value, price/sales, and dividend yield-utility stocks reached historically low valuations relative to the broad market. We believe that the actual deregulation legislation crafted by the states thus far has been less burdensome than anticipated, with longer transition periods and the sharing of restructuring costs between the companies and their customers. This favorable outcome has not been reflected in the prices of utility stocks. Considering the earnings volatility in the overall market and continued fallout from Asian economies, utility stocks could benefit from their steady earnings growth, stable cash flows, low historical valuations, and relatively high yields. But they have not gathered much momentum yet, with the sector returning only 2.70% in the first half of 1998.

Sector Diversification pie chart
--------------------------------------------------------------------------------

                                                                    Capital
                                                                    Equip-
                                         Busi-                      ment,
Consumer   Energy,                       ness                       Process
Services   Utilities,          Con-      Services                   Industries,
and        and                 sumer     and                        and
Consumer   Miscell-   Finan-   Non-      Transp-    Tech-    Res-   Basic
Cyclicals  aneous     cial     durables  ortation   nology   erves  Materials

   23%      17%        16%       15%       2%         3%      9%       15%

Based on net assets as of 6/30/98.

The other poor performing stock sectors for the six months were energy (down 18%), basic materials (falling 2%) and capital goods (flat). In general, the more defensive sectors of the mid-cap market (REITs, utilities, energy, and basic materials) that represent our natural universe remained very much out of favor.

The fund's gains were evenly spread among the various segments of the portfolio. We had eight stocks that made as much as $1 million or more in gains, and only one that cost us as much as $1 million in losses. Three of our top performers were Neiman-Marcus, United States Surgical, and Union Texas Petrol-eum. Neiman-Marcus shares rallied along with the entire retail sector on reports of strong consumer spending and confidence. The company generated 6% comparable store sales gains and better-than-expected earnings in the first two quarters of 1998. Furthermore, the embedded value we saw in Neiman-Marcus shares came to light when Saks Fifth Avenue announced it was engaged in merger and buyout discussions. Saks is Neiman's only major competitor in the high-end retail goods market. Saks was trading at 107% of sales, yet Neiman-Marcus was trading at only 73% of sales despite its superior operating and financial results. United States Surgical spiked up after it agreed to be acquired by Tyco International at a 40% premium to its average trading price in the weeks prior to the bid. Similarly, Union Texas Petroleum surged on a rich buyout offer from ARCO. Both takeovers were announced during May.

Fortunately, only one stock, PennCorp Financial, caused us a material loss in the first half of 1998. The company's shares declined after it took accounting charges designed to strengthen its insurance reserves, and higher-than-expected claims depressed earnings in the fourth quarter of 1997 and the first quarter of 1998.


PORTFOLIO HIGHLIGHTS

In each report we like to highlight recent major purchases to give you a better feel for our current investment thinking. We have already sung the praises of utility stocks in general, and within the utility sector we believe that companies focusing on transmission and distribution (T&D) are more attractive than companies focusing on generation. T&D companies have lower operational risk and are generally able to sell what generation assets they have for a premium. Consistent with this thesis, the largest purchases in our fund within the last six months were New England Electric System (NEES) and GPU (General Public Utilities), two companies that focus on T&D.

NEES has already sold a portion of its generation assets at a high premium to book value. The company has a reasonable risk profile since Massachusetts has already passed deregulation legislation, creating a stable regulatory environment. NEES trades at an average utility valuation, but we believe it should trade at a premium to the group. Cash from the sale of the generation assets will provide the shareholder-oriented management with the flexibility to grow earnings by buying back stock or acquiring another utility. The cash on the balance sheet also makes NEES an attractive acquisition candidate.

GPU is a well-managed company whose stock is trading at a significant discount to its group due to (justified) concerns about restructuring legislation pending in Pennsylvania and New Jersey. We believe GPU is pursuing a solid strategy in this period of industry change.

We expect GPU to divest its generation assets to focus on T&D and to use the asset sale proceeds to repurchase shares and pay down debt. Over the next year, legislative issues should be resolved, the sale of generation assets should be completed, and one of its nuclear plants may be sold. These events, combined with a discount price/earnings (P/E) ratio and a higher-than-average dividend yield, make the shares attractive at this time.

Another significant first half purchase was Inland Steel Industries. Inland Steel runs two related but fundamentally separate businesses. The "bad" business is in traditional steel manufacturing, which suffers from low returns and other problems associated with commodity products. The other business is 87%-owned Ryerson Tull, which is in metals distribution. Given its high returns, strong market position, and exciting consolidation opportunities, this can be characterized as the "good" business.

During the period, Inland announced its intention to sell its steel manufacturing assets to concentrate on Ryerson Tull. The sale would eliminate debt and still leave $900 million in excess cash; in addition, we noticed that Inland shares were trading at less than 10 times 1998 earnings per Ryerson Tull share. We believe this is a low price to pay and represents a significant discount to comparable steel distribution and processing companies. We bought Inland shares with the intent of becoming a shareholder in Ryerson Tull, and expect that as a "pure play" Ryerson Tull will command a higher P/E multiple in the market.

Our largest non-merger-related sale in the first half of 1998 was Gulfstream Aerospace. Gulfstream shares surged 50% during the period on stronger-than-expected results. Given this performance and the company's cyclical operating characteristics, we no longer viewed the shares as undervalued. When the company's major shareholder, Ted Forstman, undertook to sell half of his position in a secondary offering, we decided to sell our position, effectively exiting the investment along with company insiders.

Merger and acquisition activity resulted in three of our 10 largest sales. Union Texas Petroleum, Tracor, and TriMas were all eliminated through completed tender offers. We also sold shares of Meritor Automotive after making a strong return in a short period. Meritor is an automotive parts manufacturer that was spun off by Rockwell International late in 1997. Spin-offs can be great opportunities to pick up shares in misunderstood situations, and Meritor was exactly such an opportunity. The shares fell from $28 to $21 in a brief period with no diminution in fundamentals. We bought shares at that time, and the stock rebounded to $27 in short order. Auto parts companies are cyclical and must be sold when results are strongest, so we decided to trim the position at that price.


OUTLOOK

While our first half underperformance versus the unmanaged indices was disappointing, it was not entirely unexpected. The stock market's best performers rotate between growth and value characteristics with some regularity, and the past six months strongly favored growth categories. Given the costliness of the overall stock market, we anticipate that our value-based approach will outperform in the event of market turmoil and a decline in overall valuation levels.

Furthermore, we think that investors will ultimately move away from the highly priced blue chip shares and rotate toward mid- and small-cap stocks that offer outstanding fundamentals and cheaper valuations. We see no catalyst at the moment to end investors' love affair with the big household names, but the change may come when we least expect it. The catalyst could be further economic weakness in Asia, which would particularly hurt the large-cap multinational companies. If this shift is further marked by an equity market correction to more reasonable valuations, then we believe our value philosophy and lower volatility will serve shareholders well.

Respectfully submitted,

Greg A. McCrickard
President and Chairman of the Investment Advisory Committee

July 20, 1998

T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                 Percent of
                                                 Net Assets
                                                    6/30/98
------------------------------------------------------------

Neiman-Marcus                                          2.0%

A.O. Smith                                             1.9

Security Capital Industrial Trust                      1.9

BJ's Wholesale Club                                    1.9

Meredith                                               1.8
------------------------------------------------------------

Warnaco Group                                          1.8

Valassis Communications                                1.8

PartnerRe Holdings                                     1.8

Aliant Communications                                  1.7

Premark International                                  1.7
------------------------------------------------------------

McCormick                                              1.7

Analogic                                               1.6

United States Surgical                                 1.6

Tomkins                                                1.6

Unifi                                                  1.5
------------------------------------------------------------

International Multifoods                               1.5

Willis-Corroon  1.4

Hubbell                                                1.4

Olin                                                   1.4

Teco Energy                                            1.4
------------------------------------------------------------

Galileo International                                  1.4

Stanley Works                                          1.4

Pinnacle West Capital                                  1.3

Century Telephone Enterprises                          1.3

NIPSCO                                                 1.2
------------------------------------------------------------

Total                                                 40.0%

T. Rowe Price Mid-Cap Value Fund
------------------------------------------------------------

Portfolio Highlights
------------------------------------------------------------

MAJOR  PORTFOLIO  CHANGES

Listed  in  descending  order of size

6 Months Ended 6/30/98

Ten Largest  Purchases
---------------------------------------

New England  Electric  System *

GPU *

Amerada  Hess  *

Inland  Steel  Industries  *

TCF  Financial  *

Reckson Associates Realty *

Erie Indemnity *

Murphy Oil

Louisiana Pacific *

Domtar *


Ten Largest Sales
---------------------------------------

Union Texas Petroleum ***

Gulfstream Aerospace **

Tracor ***

Nordstrom **

Meritor Automotive

TriMas ***

Burlington Industries

Sterling Software **

New York Times **

AmerUs Life **

  *  Position added
 **  Position eliminated
***  Acquired by another company


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Mid-Cap Value SEC chart
--------------------------------------------------------------------------------

                           S&P MidCap        Lipper Mid Cap       Mid-Cap
                           Index             Funds Average        Value Fund

6/30/96                    10,000            10,000               10,000

6/97                       12,333            11,448               12,938

6/96                       15,681            13,949               15,682


Average Annual Compound Total Return
--------------------------------------------------------------------------------
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since    Inception
Periods Ended 6/30/98                        1 Year     Inception         Date
--------------------------------------------------------------------------------

Mid-Cap Value Fund                           21.21%        25.15%      6/28/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights
                            For a share outstanding throughout each period
----------------------------------------------------------------------------

                                       Months           Year        6/28/96
                                        Ended          Ended        Through
                                      6/30/98       12/31/97       12/31/96
  NET ASSET VALUE
  Beginning of period               $   14.47      $   11.56      $   10.00

  Investment activities
    Net investment income                0.08           0.08*          0.10*
    Net realized and
    unrealized gain (loss)               0.80           3.05           1.53

    Total from
    investment activities                0.88           3.13           1.63

  Distributions
    Net investment income                --            (0.08)         (0.07)
    Net realized gain                    --            (0.14)          --

    Total Distributions                  --            (0.22)         (0.07)

  NET ASSET VALUE
  End of period                     $   15.35      $   14.47      $   11.56
                                    ---------------------------------------

  Ratios/Supplemental Data

  Total return(C)                        6.08%          27.1%*         16.3%*
  Ratio of expenses to
  average net assets                     1.08%!         1.25%*         1.25%*!

  Ratio of net investment
  income to average
  net assets                             1.04%!         1.18%*         2.10%*!

  Portfolio turnover rate                16.9%          16.0%           3.9%!
  Net assets, end of period
  (in thousands)                    $ 260,474      $ 217,991      $  49,189

(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/97.
!   Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited                                                      June 30, 1998

Statement of Net Assets
                                                   Shares/Par          Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  89.8%

FINANCIAL  15.8%

Bank and Trust  5.3%

Bank United                                           55,000      $    2,636

First Security                                        99,750           2,135

Mercantile Bancorporation                             21,750           1,096

Mercantile Bankshares                                 75,000           2,609

Northern Trust                                        36,000           2,744

TCF Financial                                         85,000           2,507

                                                                      13,727

Insurance  7.9%

ACE Limited                                           16,500             644

Erie Indemnity                                        70,000           2,012

FBL Financial Group                                   48,000           1,230

Harleysville Group                                    60,000           1,253

PartnerRe Holdings                                    90,000           4,590

PennCorp Financial Group                              95,000           1,947

Selective Insurance                                   10,000             224

UICI *                                                70,000           1,908

UNUM                                                  10,400             577

W. R. Berkley                                         58,000           2,325

Willis-Corroon ADR                                   300,000           3,769

                                                                      20,479

Financial Services  2.6%

Delta Financial *                                    120,000           2,205

INMC Mortgage Holdings                               110,000           2,503

Leucadia National                                     65,000           2,149

                                                                       6,857

Total Financial                                                       41,063


UTILITIES  13.0%

Telephone Services  3.9%

Aliant Communications                                165,000           4,522

Century Telephone Enterprises                         72,000           3,303

Cincinnati Bell                                       80,000           2,290

                                                                      10,115

Electric Utilities  9.1%

DQE                                                   34,000      $    1,224

FirstEnergy                                           60,000           1,845

GPU                                                   75,000           2,836

Illinova                                             100,000           3,000

New England Electric System                           70,000           3,027

NIPSCO                                               110,000           3,080

Pinnacle West Capital                                 74,000           3,330

Teco Energy                                          135,000           3,620

United Water Resources                               100,000           1,800

                                                                      23,762

Total Utilities                                                       33,877


CONSUMER  NONDURABLES  14.7%

Food Processing 3.2%

International Multifoods                             140,000           3,850

McCormick                                            125,000           4,465

                                                                       8,315

Hospital Supplies/Hospital Management  1.6%

United States Surgical                                90,000           4,106

                                                                       4,106

Pharmaceuticals  0.1%

Perrigo *                                             40,000             401

                                                                         401

Miscellaneous Consumer Products  9.8%

Burlington Industries *                               90,000           1,266

First Brands                                          90,000           2,306

Hasbro                                                70,000           2,752

Premark International                                140,000           4,515

Reebok *                                              75,000           2,076

Stanley Works                                         85,000           3,533

Tomkins (GBP)                                        750,000           4,073

Unifi                                                115,000           3,939

WestPoint Stevens *                                   31,000           1,025

                                                                      25,485

Total Consumer Nondurables                                            38,307


CONSUMER SERVICES  10.6%

General Merchandisers  5.7%

BJ's Wholesale Club *                                120,000      $    4,875

Neiman-Marcus *                                      120,000           5,212

Warnaco Group (Class A)                              110,000           4,668

                                                                      14,755

Specialty Merchandisers  0.2%

CVS                                                   15,208             592

                                                                         592

Media and Communications  4.7%

Chris-Craft *                                         51,500           2,816

Meredith                                             100,000           4,694

Valassis Communications *                            120,000           4,628

                                                                      12,138

Total Consumer Services                                               27,485


CONSUMER CYCLICALS  11.7%

Automobiles and Related  2.9%

A.O. Smith (Class B)                                  95,000           4,910

Littelfuse *                                          35,000             890

Meritor Automotive                                    20,000             480

SPX *                                                 20,000           1,288

                                                                       7,568

Building & Real Estate  7.9%

Arden Realty, REIT                                    62,500           1,617

CCA Prison Reality Trust, REIT                        15,000             459

Federal Realty Investment Trust, REIT                 30,000             722

Kilroy Realty, REIT                                   10,000             250

Owens Corning                                         60,000           2,449

Patriot American Hospitality, REIT                     9,299             223

Reckson Associates Realty, REIT                      100,000           2,362

Reckson Service Industries                            32,000             109

Rouse                                                 85,000           2,672

Security Capital Atlantic, REIT                       30,000             669

Security Capital Industrial Trust, REIT              180,000           4,500

SECURITY CAPITAL PACIFIC TRUST, REIT                  65,000           1,463

Security Capital U.S. Realty *                       100,000           1,330

Starwood Hotels & Resorts, REIT                       15,000      $      725

Texas Industries                                      20,000           1,060

                                                                      20,610

Miscellaneous Consumer Durables  0.9%

Masco                                                 39,000           2,360

                                                                       2,360

Total Consumer Cyclicals                                              30,538


TECHNOLOGY  2.7%

Electronic Components  1.7%

Analogic                                              95,000           4,251

Molex                                                  8,358             210

                                                                       4,461

Aerospace & Defense  1.0%

L 3 Communications *                                  80,000           2,615

                                                                       2,615

Total Technology                                                       7,076


CAPITAL EQUIPMENT  4.0%

Electrical Equipment  1.4%

Hubbell (Class A)                                     10,000             436

Hubbell (Class B)                                     80,000           3,330

                                                                       3,766

Machinery  2.6%

American Standard *                                   55,000           2,458

Coltec Industries *                                   19,000             378

Danaher                                               28,000           1,027

FMC *                                                 10,000             682

Teleflex                                              55,000           2,090

                                                                       6,635

Total Capital Equipment                                               10,401


BUSINESS SERVICES AND
TRANSPORTATION  2.1%

Computer Service and Software  1.4%

Galileo International                                 80,000           3,605

                                                                       3,605

Distribution Services  0.7%

Richfood Holdings                                     90,000      $    1,862

                                                                       1,862

Total Business Services and Transportation                             5,467


ENERGY  4.3%

Energy Services  1.5%

Cooper Cameron *                                       6,000             306

EVI Weatherford *                                      8,000             297

McDermott International                               20,000             689

Western Atlas                                         15,000           1,273

Witco                                                 50,000           1,462

                                                                       4,027

Exploration and Production  0.7%

Devon Energy                                          11,550             404

Rutherford-Moran Oil *                                40,000             802

Union Pacific Resources                               35,000             615

                                                                       1,821

Integrated Petroleum - Domestic  2.1%

Amerada Hess                                          50,500           2,743

Murphy Oil                                            52,500           2,661

                                                                       5,404

Total Energy                                                          11,252


PROCESS  INDUSTRIES 6.3%

Diversified  Chemicals 1.5%

Olin                                                  90,000           3,752

                                                                       3,752

Specialty Chemicals  1.0%

Georgia Gulf                                          30,000             684

Great Lakes Chemical                                  45,000           1,775

Octel *                                               11,250             224

                                                                       2,683

Paper and Paper Products  2.3%

Consolidated Papers                                   22,000             599

Sonoco Products                                       99,000           2,995

Wausau-Mosinee Paper                                  90,000           2,059

Willamette Industries                                 11,000             352

                                                                       6,005

Forest Products  1.5%

Domtar                                               225,000      $    1,519

Louisiana Pacific                                     90,000           1,642

Rayonier                                              15,000             690

                                                                       3,851

Total Process Industries                                              16,291


BASIC MATERIALS  4.6%

Metals  3.6%

Cambior                                              150,000             881

Inco                                                 175,000           2,384

Inland Steel Industries                              100,000           2,819

Nucor                                                 54,000           2,484

Reynolds Metals                                       15,000             839

                                                                       9,407

Mining  1.0%

Lonrho (GBP)                                          62,500             293

Lonrho Africa (GBP)                                   62,500              77

Newmont Mining                                        70,000           1,654

TVX Gold *                                           200,000             612

                                                                       2,636

Total Basic Materials                                                 12,043

Total Common Stocks (Cost  $207,757)                                 233,800


Convertible Preferred Stocks  0.1%

Security Capital Industrial Trust,
7.00%, (Series B)                                     12,000             376

Total Convertible Preferred Stocks (Cost $281)                           376


Convertible Bonds  0.7%

Liberty Property Trust,
Sub. Deb., 8.20%, 7/1/01                            $200,000             257

Security Capital U. S. Realty,
(144a), 2.00%, 5/22/03                             2,000,000           1,639

Total Convertible Bonds (Cost  $1,814)                                 1,896


Short-Term Investments  9.3%

Money Market Funds  9.3%

Reserve Investment Fund, 5.69% #                  24,221,520      $   24,222

Total Short-Term Investments (Cost $24,222)                           24,222

Total Investments in Securities

99.9% of Net Assets (Cost $234,074)                               $  260,294

Other Assets Less Liabilities                                            180


NET ASSETS                                                        $  260,474
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income
- net of distributions                                            $    1,348

Accumulated net realized gain/loss
- net of distributions                                                12,157

Net unrealized gain (loss)                                            26,220

Paid-in-capital applicable to
16,973,122 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                                      220,749

NET ASSETS                                                        $  260,474
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    15.35
                                                                  ----------

 #      Seven-day yield
 *      Non-income producing
 ADR    American Depository Receipt
 REIT   Real Estate Investment Trust
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 0.63% of net assets.
 GBP    British sterling

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/98

Investment Income

Income
  Dividend                                                         $   2,011
  Interest                                                               697

  Total income                                                         2,708

 Expenses
  Investment management                                                  848
  Shareholder servicing                                                  351
  Custody and accounting                                                  48
  Registration                                                            39
  Prospectus and shareholder reports                                      29
  Legal and audit                                                          6
  Directors                                                                3
  Miscellaneous                                                           57

  Total expenses                                                       1,381

Net investment income                                                  1,327

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                          11,456
  Foreign currency transactions                                            2

  Net realized gain (loss)                                            11,458

Change in net unrealized gain or loss on securities                    1,901

Net realized and unrealized gain (loss)                               13,359

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  14,686
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/98             12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $      1,327         $      1,160
  Net realized gain (loss)                          11,458                2,769
  Change in net unrealized gain or loss              1,901               19,275

  Increase (decrease) in
  net assets from operations                        14,686               23,204

Distributions to shareholders
  Net investment income                               --                 (1,175)
  Net realized gain                                   --                 (2,056)

  Decrease in net assets
  from distributions                                  --                 (3,231)

Capital share transactions*
  Shares sold                                       53,438              169,513
  Distributions reinvested                            --                  3,185
  Shares redeemed                                  (25,641)             (23,869)

  Increase (decrease) in
  net assets from capital
  share transactions                                27,797              148,829

Net Assets

Increase (decrease) during period                   42,483              168,802
Beginning of period                                217,991               49,189

End of period                                 $    260,474         $    217,991
                                              ---------------------------------

*Share information
  Shares sold                                        3,596               12,445
  Distributions reinvested                            --                    224
  Shares redeemed                                   (1,692)              (1,855)

  Increase (decrease)
  in shares outstanding                              1,904               10,814

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited                                                       June 30, 1998

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 28, 1996.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discountso Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $64,427,000 and $38,469,000, respectively, for the six months ended June 30, 1998.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $234,074,000, and net unrealized gain aggregated $26,220,000, of which $34,380,000 related to appreciated investments and $8,160,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $143,000 was payable at June 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms a previous investment management agreement, the manager was required to bear any expenses through December 31, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. There-after, through December 31, 1999, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.25%. Pursuant to this previous agreement, $7,000 of unaccrued 1996-1997 fees were repaid during the six months ended June 30, 1998.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $337,000 for the six months ended June 30, 1998, of which $22,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 44.7% of the outstanding shares of the Mid-Cap Value Fund at June 30, 1998.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $677,000 and are reflected as interest income in the accompanying Statement of Operations.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Mid-Cap Value Fund.


Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


T. Rowe Price Investment Services, Inc., Distributor.        F15-051  6/30/98